SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
       by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials

INTERNATIONAL GAME TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Registrant as Specified In Its Charter)

------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
____________________________________________________________________________________
2)  Aggregate number of securities to which transaction applies:
3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
____________________________________________________________________________________
5)  Total fee paid:
[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
____________________________________________________________________________________
      1) Amount previously paid:
____________________________________________________________________________________
      2) Form, Schedule or Registration Statement No.:
____________________________________________________________________________________
      3) Filing Party:
____________________________________________________________________________________
      4) Date Filed:

January 29, 2009

Dear Shareholder:

We are pleased to announce that on January 28, 2009, our board of directors elected Philip G. Satre to our board of directors and has also nominated him for election as a director at our 2009 Annual Meeting of Shareholders to serve until the next annual meeting of shareholders to be held in 2010 and until a successor has been duly elected and qualified.

Because this change adds Mr. Satre to the slate of directors proposed to be elected at our annual meeting, we are providing you with additional information in the enclosed Supplement to Proxy Statement to allow shareholders to vote on the election of Mr. Satre to a full one-year term. If you sign and return the enclosed revised proxy card or submit your proxy or voting instructions by one of the other alternatives described in the Supplement, the receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the annual meeting with respect to all other proposals but will not be counted in determining the outcome of the election of Mr. Satre to our board of directors.

The enclosed Supplement does not provide all of the information that is important to your decisions in voting at the annual meeting. Additional information is contained in the Proxy Statement for our annual meeting that has previously been mailed or made available to our shareholders. Shareholders are encouraged to read the Proxy Statement and the Supplement in their entirety.

Sincerely,

David D. Johnson
Secretary

AMENDED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on March 3, 2009

January 29, 2009

Dear Shareholder:

International Game Technology hereby invites you, as a shareholder, to attend our annual meeting of shareholders either in person or by proxy. The meeting will be held at our corporate offices at 9295 Prototype Drive, Reno, Nevada, on Tuesday, March 3, 2009, at 11:00 a.m. P.S.T., for the purpose of considering and acting upon the following matters:

1.	Electing eight directors for the ensuing year;

2.	Amending the International Game Technology 2002 Stock Incentive Plan;

3.	Ratifying the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2009;

4.	Electing one additional director for the ensuing year; and

5.	Transacting any other business that may properly come before the meeting.

Any action on the items described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting is properly adjourned or postponed.

Only shareholders of record at the close of business on January 6, 2009 are entitled to receive notice of and to vote at the annual meeting or any adjournment or postponement of the meeting. Shareholders present at the annual meeting or who have submitted a valid proxy over the Internet, by telephone or by mail will be deemed to be present in person to vote at the annual meeting.

The Supplement to Proxy Statement that accompanies this Amended Notice of Annual Meeting of Shareholders contains additional information regarding the appointment of Philip G. Satre to serve as a director and stand for election to our board of directors at the annual meeting. Shareholders are encouraged to read the Proxy Statement previously furnished to shareholders and the Supplement in their entirety.

By Order of the Board of Directors,

David D. Johnson
Secretary

SUPPLEMENT TO PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS - March 3, 2009

     This Supplement to Proxy Statement and the Amended Notice of Annual Meeting of Shareholders supplement and amend the Notice of Annual Meeting and accompanying Proxy Statement, each dated January 19, 2009, previously furnished to our shareholders in connection with the solicitation of proxies by our board of directors for the 2009 Annual Meeting of Shareholders to be held at 11:00 a.m. P.S.T. on March 3, 2009 at our headquarters in Reno, Nevada at 9295 Prototype Drive, and at any and all adjournments or postponements of the annual meeting. The Amended Notice of Annual Meeting, this Supplement and the accompanying proxy card are being furnished to our shareholders on or about February 2, 2009.

     This Supplement is being furnished to provide information related to Proposal 4, which has been newly added to the agenda for the annual meeting. This Supplement does not provide all of the information that is important to your decisions in voting at the annual meeting. Additional information is contained in the Proxy Statement for our annual meeting that has previously been mailed or made available to our shareholders. If you previously received a Notice of Internet Availability of Proxy Materials, which we mailed to most of our shareholders on or about January 22, 2009, you may view the Proxy Statement on our website. See “Important Notice Regarding Internet Availability of Proxy Materials” below.

     Except for the addition of Proposal 4, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

IMPORTANT NOTICE REGARDING INTERNET AVAILABILITY OF PROXY MATERIALS

     Shareholders may view the Proxy Statement, this Supplement and our 2008 Annual Report on Form 10-K over the Internet by accessing our website at http://www.igt.com and clicking on the “Investor Relations” tab. Information on our website does not constitute part of this Supplement.

Addition of Candidate for Election at the Annual Meeting

     The board of directors, acting upon the recommendation of the Nominating and Corporate Governance Committee, has authorized a revised slate of nominees for election to the board of directors at the annual meeting. The only change is the addition of Philip G. Satre as a nominee of the board of directors to stand for election as a director to serve until the next annual meeting of shareholders to be held in 2010 and until a successor has been duly elected and qualified. Biographical and other information concerning Mr. Satre is provided below under “Proposal 4 -- Election of Additional Director.”

Voting; Revocability of Proxies

     You may vote your shares with respect to each of the proposals set forth in the Amended Notice of Annual Meeting of Shareholders, including the newly added Proposal 4, as follows:

          You may vote via the Internet. You can vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability or on the revised proxy card or voting instruction form enclosed with this Supplement.

     You may vote via the telephone. You can submit your vote by proxy over the telephone by following the instructions provided on the revised proxy card or voting instruction form enclosed with this Supplement.

     You may vote by mail. You can submit your vote by completing, signing and returning the revised proxy card or voting instruction form enclosed with this Supplement in the prepaid and addressed envelope. If you previously received a printed proxy card or voting instruction form and have not yet voted, please destroy it and use the revised proxy card or voting instruction form enclosed with this Supplement.

     You may vote in person at the meeting. All shareholders of record may vote in person at the annual meeting. If you are a street name holder and you wish to vote in person at the annual meeting, you must obtain a legal proxy from your broker, bank or other nominee in order to vote at the meeting. Written ballots will be passed out to anyone who wants to vote at the meeting.

     If you previously submitted a proxy or voting instructions by Internet, telephone or mail that did not include Proposal 4, Thomas J. Matthews and David D. Johnson, the named proxyholders for the meeting, are not entitled to exercise their discretionary authority to vote for the election of Mr. Satre as a director. Therefore, if you do not submit new voting instructions by one of the four methods described above, your previously submitted proxy or voting instructions will remain valid and will be voted at the annual meeting with respect to Proposals 1, 2 and 3 but will not be counted in determining the outcome of the election of Mr. Satre in Proposal 4. If you wish to vote your shares with respect to Proposal 4, you must complete, sign and return the enclosed revised proxy card or submit your voting instructions by one of the other alternatives described above. Receipt of a new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted.

PROPOSAL 4 - ELECTION OF ADDITIONAL DIRECTOR

     On January 28, 2009, following the recommendation of a non-management director, the Nominating and Corporate Governance Committee recommended, and our board of directors approved, the election of Philip G. Satre as a director. Our board of directors has also nominated Mr. Satre for election as a director at the annual meeting, in addition to the nominees described in Proposal 1 of the Proxy Statement, to serve until the next annual meeting of shareholders to be held in 2010 and until a successor has been duly elected and qualified. Mr. Satre has consented to be named as a nominee for director in this Supplement and to serve if elected.

Biographical Information

     Philip G. Satre, 59, was appointed to our board on January 28, 2009. Mr. Satre retired from Harrah’s Entertainment, Inc. in 2005, having served on the company’s board of directors since 1988 and as Chairman since 1997. Between 1980 and 1997, Mr. Satre held various management positions, including Chief Executive Officer of Harrah’s Entertainment, Inc., President and Chief Executive Officer of Harrah’s gaming division and Vice President, General Counsel and Secretary. Prior to joining Harrah’s, Mr. Satre was an attorney at the Vargas & Barlett law firm. He holds a BA in Psychology from Stanford University and a Juris Doctorate from the University of California at Davis. Mr. Satre also currently serves on the boards of:

  Nevada Energy, Inc. (Chairman)
  Nordstrom, Inc.
  National Center for Responsible Gaming (Chairman)
  Rite Aid Corporation
  Stanford University
  Nevada Cancer Institute
  National World War II Museum

Former board affiliations:

  TABCORP Holdings, Ltd. (Australia)
  American Gaming Association
  Stanford University Athletic Board
  Business Roundtable
  UNLV Foundation

Director Independence

     Our board of directors has made an affirmative determination that Mr. Satre meets the standards for “independence” set forth in our Corporate Governance Guidelines and applicable NYSE rules.

Equity Security Ownership of Mr. Satre

     Mr. Satre beneficially owns 5,000 shares of our common stock, representing less than 1% of our outstanding common stock.

Vote Required and Recommendation of IGT Board of Directors

     Once a quorum has been established, directors are elected by a plurality of the votes cast at the election. Our Corporate Governance Guidelines set forth our procedures if a director nominee is elected according to the above standard, but receives a majority of “withheld” votes. In an uncontested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election is required to tender his or her resignation following certification of the shareholder vote. The Nominating and Corporate Governance Committee is required to make recommendations to our board of directors with respect to any such resignation. The board of directors is required to take action with respect to this recommendation and to disclose its decision-making process. For purposes of Proposal 4, please note that proxies received that are marked “against” Mr. Satre will be treated as a vote “withheld” from Mr. Satre.

Our board of directors recommends a vote FOR the election of Mr. Satre as a director.

Other Matters

     As of the date of this Supplement, our board of directors knows of no business which will be presented for consideration at the meeting other than the matters stated in the Amended Notice of Annual Meeting of Shareholders and described in the Proxy Statement and this Supplement. If, however, any matter incident to the conduct of the meeting or other business properly comes before the meeting, the persons acting under the proxies intend to vote with respect to those matters or other business in accordance with their best judgment, and the proxy includes discretionary authority to do so.

BY ORDER OF THE BOARD OF DIRECTORS

David D. Johnson
Secretary

Reno, Nevada
January 29, 2009

INTERNATIONAL GAME TECHNOLOGY C/O SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945
VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on February 26, 2009. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on February 26, 2009. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

The Proxy Statement, Supplement to Proxy Statement and 2008 Annual Report are available at http://ir.igt.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	INGMT1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS DIRECTION CARD IS VALID ONLY WHEN SIGNED AND DATED.
INTERNATIONAL GAME TECHNOLOGY

The Board of Directors recommends a vote "FOR" all of the nominees listed in Proposal 1 and Proposal 4 below, a vote "FOR" approval of the amendment to the International Game Technology 2002 Stock Incentive Plan, and "FOR" ratification of the appointment of Deloitte & Touche LLP as IGT's independent registered public accounting firm for the fiscal year ending September 30, 2009.

Vote on Directors
1.	Election of Directors
	Nominees:
	1)	Robert A. Bittman	5)	Thomas J. Matthews
	2)	Richard R. Burt	6)	Robert Miller
	3)	Patti S. Hart	7)	Frederick B. Rentschler
	4)	Robert A. Mathewson	8)	David E. Roberson

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
☐	☐	☐

Vote on Proposals		For	Against	Abstain

2.	Approval of the amendment to the International Game Technology 2002 Stock Incentive Plan.	☐	☐	☐

3.	Ratification of the appointment of Deloitte & Touche LLP as IGT's independent registered public accounting firm for the fiscal year ending September 30, 2009.	☐	☐	☐

4.	Election of Philip G. Satre to the Board of Directors. “An “Against” vote on Item 4 will be treated as a withhold vote with respect to Philip G. Satre.”	☐	☐

5.	In their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Please indicate if you plan to attend this meeting.	☐	☐

	Yes	No

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the 2009 Annual Meeting of Shareholders: The Notice and Proxy Statement, Supplement to Proxy Statement and 2008 Annual Report are available at http://ir.igt.com.

INGMT2
DIRECTION CARD

INTERNATIONAL GAME TECHNOLOGY

     As a participant in the International Game Technology 401(k) Plan, you have the right to direct Fidelity Management Trust Company (the "Trustee"), regarding how to vote the shares of International Game Technology attributable to this account at the Annual Meeting of Shareholders of International Game Technology to be held on March 3, 2009 at 11:00 A.M., P.S.T., at IGT's corporate offices, 9295 Prototype Drive, Reno, Nevada, and any and all adjournments or postponements thereof. These voting directions will be tabulated confidentially. Only the Trustee and its affiliates or agents will have access to the individual voting directions.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE REQUIRED BY LAW, THE SHARES ATTRIBUTABLE TO THIS ACCOUNT WILL BE VOTED AS DIRECTED; IF NO DIRECTION IS MADE, IF THE CARD IS NOT SIGNED, OR IF THE CARD IS NOT RECEIVED BY FEBRUARY 26, 2009, THE SHARES ATTRIBUTABLE TO THIS ACCOUNT WILL BE VOTED IN THE SAME PROPORTION AS DIRECTIONS RECEIVED FROM PARTICIPANTS IN THE 401(K) PLAN.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed, on the other side)

INTERNATIONAL GAME TECHNOLOGY C/O SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945
VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on March 2, 2009. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on March 2, 2009. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

The Proxy Statement, Supplement to Proxy Statement and 2008 Annual Report are available at http://ir.igt.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	INGMT3	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
INTERNATIONAL GAME TECHNOLOGY

The Board of Directors recommends a vote "FOR" all of the nominees listed in Proposal 1 and Proposal 4 below, a vote "FOR" approval of the amendment to the International Game Technology 2002 Stock Incentive Plan, and "FOR" ratification of the appointment of Deloitte & Touche LLP as IGT's independent registered public accounting firm for the fiscal year ending September 30, 2009.

Vote on Directors
1.	Election of Directors
	Nominees:
	1)	Robert A. Bittman	5)	Thomas J. Matthews
	2)	Richard R. Burt	6)	Robert Miller
	3)	Patti S. Hart	7)	Frederick B. Rentschler
	4)	Robert A. Mathewson	8)	David E. Roberson

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
☐	☐	☐

Vote on Proposals		For	Against	Abstain

2.	Approval of the amendment to the International Game Technology 2002 Stock Incentive Plan.	☐	☐	☐

3.	Ratification of the appointment of Deloitte & Touche LLP as IGT's independent registered public accounting firm for the fiscal year ending September 30, 2009.	☐	☐	☐

4.	Election of Philip G. Satre to the Board of Directors. “An “Against” vote on Item 4 will be treated as a withhold vote with respect to Philip G. Satre.”	☐	☐

5.	In their discretion, the proxies are authorized to vote upon such other business that may properly come before the meeting.

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Please indicate if you plan to attend this meeting.	☐	☐

	Yes	No

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the 2009 Annual Meeting of Shareholders: The Notice and Proxy Statement, Supplement to Proxy Statement and 2008 Annual Report are available at http://ir.igt.com.

INGMT4
INTERNATIONAL GAME TECHNOLOGY

The undersigned hereby acknowledges receipt of the Proxy Statement, dated January 19, 2009, and the Amended Notice of Annual Meeting of Shareholders and Supplement to Proxy Statement, each dated January 29, 2009, and hereby appoints Thomas J. Matthews and David D. Johnson, and each of them, the proxies and attorneys-in-fact of the undersigned, with full power of substitution in each, for and in the name of the undersigned to attend the Annual Meeting of Shareholders of International Game Technology to be held on March 3, 2009 at 11:00 A.M., P.S.T., at IGT's corporate offices, 9295 Prototype Drive, Reno, Nevada, and any and all adjournments or postponements thereof, and to vote the number of shares of Common Stock which the undersigned would be entitled to vote if then personally present as specified on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED "FOR" ALL OF THE SPECIFIED DIRECTOR NOMINEES IN PROPOSAL 1 AND PROPOSAL 4, "FOR" APPROVAL OF THE AMENDMENT TO THE INTERNATIONAL GAME TECHNOLOGY 2002 STOCK INCENTIVE PLAN, and "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

WHETHER OR NOT ANY SPECIFICATION IS MADE, EACH OF THE PROXIES IS AUTHORIZED TO VOTE IN HIS DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

INTERNATIONAL GAME TECHNOLOGY ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials
You are receiving this communication because you hold shares in the above company, and the revised materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

INTERNATIONAL GAME TECHNOLOGY C/O SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945
Shareholder Meeting to be held on March 3, 2009
Proxy Materials Available
Notice, Proxy Statement and Supplement to Proxy Statement 2008 Annual Report

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before February 17, 2009.

HOW TO VIEW MATERIALS VIA THE INTERNET
Proxy materials for the 2009 Annual Meeting of Shareholders are available at http://ir.igt.com. You can also view these materials at www.proxyvote.com with the 12 Digit Control Number located on the following page.

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET     -  www.proxyvote.com
2) BY TELEPHONE -  1-800-579-1639
3) BY E-MAIL*         -  sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information
Meeting Type:	Annual
Meeting Date:	March 3, 2009
Meeting Time:	11:00 A.M., PST
For holders as of:	January 6, 2009

Meeting Location

International Game Technology
9295 Prototype Drive
Reno, NV 89521

How To Vote
Vote In Person

If you are a shareholder of record as of the record date, you are invited to attend the annual meeting and you may vote in person. If you are a street name holder and you wish to vote in person at the annual meeting, you must obtain a legal proxy from your broker, bank or other nominee in order to vote at the meeting. Proxy materials will be available and we will give you a ballot when you arrive.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

Vote By Telephone

To vote now by telephone, call 1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and follow the instructions.

Vote By Mail
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Voting items

The Board of Directors recommends a vote "FOR" each of the director nominees listed in proposal 1 and proposal 4 below, "FOR" approval of the amendment to the International Game Technology 2002 Stock Incentive Plan, and "FOR" ratification of the appointment of Deloitte & Touche LLP as IGT's independent registered public accounting firm for the fiscal year ending September 30, 2009.

1.	Election of Directors
	Nominees:
	1)	Robert A. Bittman	5)	Thomas J. Matthews
	2)	Richard R. Burt	6)	Robert Miller
	3)	Patti S. Hart	7)	Frederick B. Rentschler
	4)	Robert A. Mathewson	8)	David E. Roberson

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

☐	☐	☐

		For	Against	Abstain

2.	Approval of the amendment to the International Game Technology 2002 Stock Incentive Plan.	☐	☐	☐

3.	Ratification of the appointment of Deloitte & Touche LLP as IGT's independent registered public accounting firm for the fiscal year ending September 30, 2009.	☐	☐	☐

4.	Election of Philip G. Satre to the Board of Directors. “An “Against” vote on Item 4 will be treated as a withhold vote with respect to Philip G. Satre.”	☐	☐

5.	Transaction of any other business that may properly come before the meeting.

Additional items	è
Sign on reverse side	è

Non-voting items	Yes	No

Please indicate if you plan to attend this meeting.	☐	☐

Change of Address/Comments
Please print new address or comments in the box below.

The undersigned hereby acknowledges receipt of the Proxy Statement, dated January 19, 2009, and the Amended Notice of Annual Meeting of Shareholders and Supplement to Proxy Statement, each dated January 29, 2009, and hereby appoints Thomas J. Matthews and David D. Johnson, and each of them, the proxies and attorneys-in-fact of the undersigned, with full power of substitution in each, for and in the name of the undersigned to attend the Annual Meeting of Shareholders of International Game Technology to be held on March 3, 2009 at 11:00 A.M., P.S.T., at IGT's corporate offices, 9295 Prototype Drive, Reno, Nevada, and any and all adjournments or postponements thereof, and to vote the number of shares of Common Stock which the undersigned would be entitled to vote if then personally present as specified on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED "FOR" ALL OF THE SPECIFIED DIRECTOR NOMINEES IN PROPOSAL 1 AND PROPOSAL 4, "FOR" APPROVAL OF THE AMENDMENT TO THE INTERNATIONAL GAME TECHNOLOGY 2002 STOCK INCENTIVE PLAN, AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

WHETHER OR NOT ANY SPECIFICATION IS MADE, EACH OF THE PROXIES IS AUTHORIZED TO VOTE IN HIS DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Authorized Signatures - This section must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. If a corporation or partnership, please sign as such by an authorized officer.

		/	/
Signature 1 - (Please sign on line)	Signature 2 - (Joint Owners)	Date - (Please print date)